Supplement Dated September 11, 2008
to
Prospectuses Dated January 2, 2004

For

Capital Estate Builder VUL

Capital Solutions VUL

Capital One Pay VUL

Issued by
Protective Life Insurance Company

Separate Account VL of First Variable Life Insurance Company

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised by Old Mutual Capital that they will be liquidating and dissolving the Old Mutual Insurance Series Fund – Old Mutual Small Cap Growth Portfolio (the “Fund”) effective on or before December 15, 2008 (the “Liquidation Date”). Enclosed with this Supplement is a Fund supplement that describes the Plan of Liquidation.

All or a portion of your policy’s account value may be in the Sub-Account that invests in the Fund (the “Old Mutual Sub-Account”). Under the Old Mutual Capital’s Plan of Liquidation, the following changes will impact the Old Mutual Sub-Account:

September 12th Fund Closing. On September 12, 2008, you will no longer be permitted to allocate premiums or transfer account value to the Old Mutual Sub-Account unless we already have instructions from you to allocate additional premiums to the Old Mutual Sub-Account and/or rebalance your account value in the Old Mutual Sub-Account.

September 12th to October 15th Conversion to Cash or Short-Term Investments. Old Mutual Capital has advised us that it expects to begin converting the Fund’s positions to cash and/or short-term securities on September 12, 2008, and expects to complete this conversion no later than October 15, 2008. The Fund will then hold cash or short-term investments until the Liquidation Date. During this period that the Fund holds cash and short-term investments, it will not be pursuing its investment objective. Accordingly, you may wish to consider transferring your account value out of the Old Mutual Sub-Account before September 12, 2008.

December 15th Fund Liquidation. If you still have account value allocated to the Old Mutual Sub-Account as of 3:00 Central Time on December 14, 2008, we will transfer that account value to the Sub-Account that invests in the Federated Prime Money Fund II (the “Money Market Sub-Account”). We will confirm this transfer in a statement we send to you following the transaction. Any requests we receive on or after the Liquidation Date for allocations of future premiums, transfers of account value, portfolio rebalancing or dollar cost averaging to the Old Mutual Sub-Account will be redirected to the Money Market Sub-Account.

Under your contract, you are permitted to transfer account value among the following investment options:

AIM Capital Appreciation	The Fund's objective is capital growth.
AIM VI Dynamics	The Fund's objective is long-term capital growth.
AIM VI Financial Services	The Fund's objective is capital growth.
AIM VI Global Real Estate	The Fund's objective is high total return through growth of capital and current income.
AIM VI Global Health Care Fund	The Fund's investment objective is capital growth.
American Century Value	The Fund's objective is long-term capital growth. Income is this fund's secondary objective
American Century VP Income & Growth	This Fund seeks capital growth by investing in common stocks. Income is a secondary objective of this fund.
American Century VP International	The Fund's objective is capital growth.
American Century VP Ultra	The Fund's objective is long-term capital growth.
DWS Equity 500 Index	The Fund's objective is capital growth.
DWS Small Cap Index	The Fund's objective is capital growth.
Federated High Income Bond II	The Fund's objective is seek high current income.
Federated Prime Money Fund II	This Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.
Federated US Government Securities II	The Fund's objective is provide current income.
Fidelity Growth & Income	The Fund seeks high total return through a combination of current income and capital appreciation.
Fidelity Contrafund	The Fund's objective is long-term capital growth.
Fidelity Equity-Income

The Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Index.

Fidelity Growth Opportunities	The Fund seeks to provide capital growth.
Franklin Small-Mid Cap	The Fund's objective is long-term capital growth.
Franklin Developing Markets	The Fund's objective is long-term capital growth.
Lord Abbett Growth & Income	The Fund's objective is long-term growth of capital and income without excessive fluctuations in market value.
MFS Growth	The Fund's objective is capital growth.
MFS Growth with Income	The Fund's objective is capital growth.
MFS New Discovery	The Fund's objective is capital growth.
MFS Total Return	The Fund's objective is total return.
MFS Utilities	The Fund's objective is total return.
Old Mutual Small Cap Growth	The Fund's objective is capital growth.
Seligman Communications & Info	The Fund's objective is capital growth.
Seligman Small Cap Value	The Fund's objective is long-term capital growth.
Franklin Templeton Growth Securities	The Fund's investment goal is long-term capital growth.
Franklin Templeton Foreign Securities Fund	The Fund's investment goal is long-term capital growth.

If you would like another copy of the current prospectus for any of these funds, including the Federated Prime Money Fund II, please call us at 800-228-1035.

You may request a transfer of your account value from the Old Mutual Sub-Account to any of the above investment options and change your Old Mutual Sub-Account allocation and rebalancing instructions by:

✓	Calling us at our toll-free number, 800-228-1035

✓	Faxing a transfer request form or any other request provided in good order to 205-268-5595

✓	Sending a transfer request form enclosed with this Supplement or any other request provided in good order to our Variable Service Center located at the following address:

P.O. Box 830765
Birmingham, Alabama 35283-0765

We will confirm any such transfer in a statement we send to you following the transaction.

We currently do not impose any restrictions or assess any fees, charges, or penalties on transfers you make under your contract, although we reserve the right to do so. However, we will not impose any transfer fee on any transfers from the Old Mutual Sub-Account to any other investment options(s) (including any transfer we make to the Money Market Sub-Account on the Liquidation Date) from the date of this supplement until at least 60 days after the Liquidation Date, nor will we count any transfer out of the Old Mutual Sub-Account from the date of this supplement until at least 60 days after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any period.

If you have any questions, please contact your financial representative or call us at 800-228-1035.

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